SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2012

CAPLEASE, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-32039	52-2414533
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1065 Avenue of the Americas, New York, NY	10018
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:                                                                                                (212) 217-6300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02          Results of Operations and Financial Condition.

On July 10, 2012, CapLease, Inc. (the “Company”) issued a press release disclosing historical financial information regarding the Company’s quarterly fiscal period ended June 30, 2012, a copy of which is furnished as Exhibit 99.1 hereto.

The information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.  The information in this Current Report shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

Item 9.01          Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1	Description Press Release of CapLease, Inc. dated July 10, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPLEASE, INC.

By:	/s/ Paul C. Hughes
Paul C. Hughes Vice President, General Counsel and Corporate Secretary

DATE: July 10, 2012

EXHIBIT INDEX

Exhibit 99.1	Description Press Release of CapLease, Inc. dated July 10, 2012